Exhibit 99.1

Virtusa Announces Share Repurchase Plan

Westborough, MA — (August 6, 2009) — Virtusa Corporation (NASDAQ: VRTU), a global information technology (IT) services company that provides IT consulting, technology implementation and application outsourcing services through an enhanced global delivery model, today announced that its board of directors has authorized a share repurchase program of up to $15 million of the Company’s common stock over the next twelve months.

“Virtusa’s strong cash flow and sizable cash balance gives us the ongoing opportunity to invest in our Company on behalf of our shareholders,” said Kris Canekeratne, Virtusa’s Chairman and CEO.  “We believe this share repurchase program will continue to create shareholder value.”

Share repurchases under the program may be made through open market purchases or privately negotiated transactions in accordance with applicable federal securities laws, including Rule 10b-18 of the Exchange Act of 1934. While the board of directors has approved the share purchasing guidelines, the timing of repurchases and the exact number of shares of common stock to be purchased will be determined by the Company’s management, at its discretion, and will depend upon market conditions and other factors.

The program will be funded using the Company’s cash on hand and cash generated from operations. The program may be extended, suspended or discontinued at any time. The Company’s fiscal year 2010 current financial guidance does not consider any potential impact from the share repurchase program.

Virtusa’s previously authorized share repurchase program expired on July 28, 2009.

About Virtusa Corporation

Virtusa is a global information technology (IT) services company providing IT consulting, technology implementation and application outsourcing services. Using its enhanced global delivery model, innovative platforming approach and industry expertise, Virtusa provides cost-effective services that enable its clients to use IT to enhance business performance, accelerate time-to-market, increase productivity and improve customer service.

Founded in 1996 and headquartered in Massachusetts, Virtusa has offices in the United States and the United Kingdom, and global delivery centers in India and Sri Lanka.

“Virtusa” is a registered trademark of Virtusa Corporation.

Forward-Looking Statements

Certain statements made in this press release that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This press release contains express or implied forward-looking statements relating to, among other things, Virtusa’s expectations concerning the share repurchase program, and management’s plans, objectives, and strategies. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things:  our dependence on a limited number of clients as well as clients located principally in the United States and United Kingdom and in concentrated industries; our ability to expand our business or effectively manage growth; quarterly fluctuations in our earnings; client terminations or contracting delays, or delays in revenue recognition in any reporting period; our ability to attract and retain clients and meet their expectations; our ability to sustain profitability or maintain profitable engagements; regulatory, legislative and judicial developments in our operations areas; political or economic instability in India or Sri Lanka; any reduction or withdrawal of tax benefits provided to us by the governments of India and Sri Lanka; wage inflation and increases in government mandated benefits in India and Sri Lanka; worldwide economic and business conditions; currency exchange rate fluctuations of the Indian and Sri Lankan rupee, the U.S. dollar and the U.K. pound sterling; and the volatility of the market price of our common stock. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Virtusa undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by Virtusa, see the disclosure contained in our public filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ending March 31, 2009 and subsequent Quarterly Reports on Form 10-Q, as filed with the Securities and Exchange Commission.

Media Contact:

Doug Mow

Virtusa

dmow@virtusa.com, 508-389-7217

Investor Contact:

Staci Strauss Mortenson/Kori Doherty

ICR

Staci.mortenson@icrinc.com, 203-682-8273

kori.doherty@icrinc.com, 617-956-6730